Exhibit 32.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


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                                                                    Exhibit 32.2

          CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of East Penn Financial Corporation (the "Corporation") on Form 10-Q for the period ending June 30, 2003, (the "Report"), I, Theresa M. Wasko, Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      o The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

      o To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of the dates and for the periods presented in the Report.


/s/ Theresa M. Wasko
----------------------------------------------------------------------
Theresa M. Wasko, Vice President and Chief Financial Officer

Dated: August 14, 2003


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